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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 11, 1997



                      COLORADO GAMING & ENTERTAINMENT CO.
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            (Exact Name of Registrant as specified in its charter)


        COLORADO                    0-28068                84-1242693
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(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)             file number)        Identification No.)




12596 West Bayaud Avenue, Suite 450, Lakewood, CO             80228
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(Address of principal executive offices)                    (ZIP Code)



                                 (303) 716-5600
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On December 11, 1997, Colorado Gaming & Entertainment Co. (the "Company") announced that it had entered into an agreement with Pioneer Associates Limited Liability Company to acquire Bronco Billy's Casino, in Black Hawk, Colorado, for approximately $5.5 million in cash plus the assumption of certain gaming equipment indebtedness.

         On December 16, 1997, the Company announced that, at a special meeting held on December 12, 1997, its stockholders approved and adopted the previously announced agreement plan of merger, as amended (the "Agreement"), pursuant to which the Company will be acquired by a United States subsidiary of Ladbroke Group plc ("Ladbroke"). Under the terms of the Agreement, a subsidiary of Ladbroke ("Acquisition Sub") will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Ladbroke. Upon closing of the merger, each outstanding share of the Company's common stock will be converted into the right to receive $6.25 in cash. Closing of the merger remains subject to several conditions, including approval by the Colorado Limited Gaming Control Commission as well as expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The parties anticipate the merger will close late in the first quarter or early in the second quarter of 1998.

         The foregoing summaries are qualified in their entirety by the Company's press releases dated December 11, 1997, and December 16, 1997, respectively, which are attached hereto as exhibits and incorporated herein in their entirety by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS. See Index to Exhibits incorporated herein in its entirety by this reference.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COLORADO GAMING & ENTERTAINMENT CO.
                                                       (Registrant)


DATED:  December 17, 1997                         /s/ Stephen J.  Szapor, Jr.
                                            ------------------------------------
                                            By:  Stephen J. Szapor, Jr.
                                            Title:  President and Chief
                                                    Executive Officer


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                              INDEX TO EXHIBITS



99.1     Press Release dated December 11, 1997

99.2     Press Release dated December 16, 1997


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